Exhibit 99.1

Global EMS Solutions Jeffrey D. Buchanan EVP and CFO (With Display Expertise)

Included in this material are certain predictions, estimates and other forward-looking statements. They are subject to risks and uncertainties that could cause the actual results to differ materially. Such risks and uncertainties include customer and market concentration, increased competition, supplier difficulties, and other similar issues. These risks and uncertainties, as well as other important factors relating to our business, are described in the Company's filings with the SEC, including its 10K.

TFS: Who We Are Global EMS Ability Local Agility Display and RF Expertise Financially Strong

TFS Transformation

Early 2002: Display Module Company: 1 Customer > 80% of sales
Significant cash commitment to Microdisplay development

Actions: 2002-2004

Broadened Display Offering:
- AVT for Large Displays
- Established Std. Products
- High Volume TFT Partner

Built on EMS roots:
- Bought ETMA
- Won Microtune
- Bought Unico
- Bought Integrex

Spun off Microdisplays to provide more focus

Results

EMS company with unique display expertise: 10 customers = 79% of sales

Key customers: Avocent (leader in KVM area), Kontron (leader in SBC area)

"EMS+Displays" has allowed strategic thrusts into Medical, Gaming, High Volume TFT Modules

EMS Capabilities 100% outsourced partner for Microtune RF Module Box Build US & Asia - Audited by IBM, DELL, HP/Compaq Advanced PCBA Low-volume in US - High-volume in Asia Prototype and NPI Working closely with customers through rollout Display Modules Custom and standard configurations to integrate with other manufacturing services

EMS Strategy Global Ability, Local Agility Tier 2 global infrastructure, Tier 3 service Low Volume in US Push mid and high-volume offshore Focus on Unique Capabilities and Markets For Gross Margin Enhancement - Medical - Gaming - Military - Military - Military - Military - Military - Military - Military - Military - Military - Military - Military - Military

Display Capabilities Display Capabilities Display Capabilities TFS Standard Displays Standard and semi-custom character and graphic modules, color and monochrome TFS Small Format Displays Custom modules and display solutions based on STN, CSTN, TFT and OLED technologies TFS Large Format Displays Up to 40" AMLCDs, customized with touch screens, rack and panel mounting, input and electrical interfaces - with full service support electrical interfaces - with full service support electrical interfaces - with full service support electrical interfaces - with full service support electrical interfaces - with full service support

Display Strategy: Large Format Display Strategy: Large Format Display Strategy: Large Format Purchase Manufacture/Ruggedize/Customize Sell Displays Embedded Computers Software + + +

Display Strategy: Small Format TFS Design Engineering and Marketing TFT Cell from LCD Company Standard Custom Flex Speaker Connector PCB Backlight Other Utilize Standard TFS Product + Customer Specific Requirements + TFS Design Expertise Platform Product Display-centric EMS Aligned with Market Trends

The EMS+Display Capability of TFS... is a strong differentiator because it's a display-centric world... and few companies can offer both services. and few companies can offer both services. and few companies can offer both services. and few companies can offer both services.

Value to Customers Margins PCBA/Box Design EMS + Displays Systems Branded Displays What TFS does now What TFS is adding Class 3 Medical EMS Innovative Display systems Value approach to market (like gaming) TFT Small Format TFS Value Proposition

Class III Medical Market Major Segments Cardiovascular Monitoring & Diagnostics Endoscopy IV/Drug Delivery Respiratory Renal Replacement Imaging Emergency Care Characteristics TAM = $44B SAM = $5.5B Market CAGR = 4 - 20% Outsource CAGR 16% Target TFS GM = 20% Target TFS GM = 20% Target TFS GM = 20% Target TFS GM = 20% Target TFS GM = 20% Target TFS GM = 20% Target TFS GM = 20%

Class III Medical Market TFS Strategy Pursue opportunities with focused resources (selling, engineering, PM, ops) Technical sell vs. other CM opportunities due to regulatory and product performance needs (hydraulics, gases, control, displays) Obtain 13485 Registration Target customers: Medtronic, Boston Scientific, Smith & Nephew, Johnson & Johnson Tracking to business plan Tracking to business plan Tracking to business plan Tracking to business plan Tracking to business plan Tracking to business plan Tracking to business plan Tracking to business plan Tracking to business plan Tracking to business plan Tracking to business plan Tracking to business plan Tracking to business plan

Gaming Market Market TAM = $8B SAM = $500M Large, stable (source: AGA), growing, 50% US, fragmented Trend to flat panel, integration of games and technology, open systems High barriers, very relationship driven TFS Strategy Focused marketing ownership within TFS Sell EMS+Displays US Market Share

Large Format Display Applications Large Format Display Applications Market TAM = $900M SAM = $300M Human Machine Interface, Medical Imaging, Signage, Kiosks TFS Strategy Target Tier I OEMs - Rockwell, GE, Siemens Customize products for embedded applications Introduce a few standard products for service/after market market market market market market market market market market market market

High Volume TFT Display Applications Market * Handset TAM for displays = +$11B SAM (for TFT in Handsets) = +$7B 500-700 million cell phones annually; majority is now color and moving to TFT TFS Strategy Aligned with Major TFT supplier Next Generation of Products Target Tier 1 and Tier 2 OEMs Standardized Platform to customize EMS Model for Tier 1 Customers resulting in lower margins, but higher absorption for TFS ODM Model for Tier 2 Customers resulting in higher gross margins for TFS *DisplaySearch *DisplaySearch

2003 Revenue Mix Auto Computers Consumer Medical Industrial Telecom 0.05 0.38 0.06 0.13 0.1 0.28

US Locations Phoenix Corporate headquarters Display design engineering Display sales and marketing Prototyping / NPI High mix / Low Volume Audited & approved by IBM, DELL, HP/COMPAQ Seattle Customized flat panel displays Boston Phoenix Seattle Boston

Asian High-Volume Facilities PCBA and box build Display module & RF module manufacturing Prototyping & new product launch 100% owned facilities Combination high/low volume & mix Audited & approved: IBM, DELL, HP/COMPAQ IBM, DELL, HP/COMPAQ IBM, DELL, HP/COMPAQ IBM, DELL, HP/COMPAQ IBM, DELL, HP/COMPAQ IBM, DELL, HP/COMPAQ IBM, DELL, HP/COMPAQ IBM, DELL, HP/COMPAQ IBM, DELL, HP/COMPAQ IBM, DELL, HP/COMPAQ IBM, DELL, HP/COMPAQ IBM, DELL, HP/COMPAQ IBM, DELL, HP/COMPAQ IBM, DELL, HP/COMPAQ IBM, DELL, HP/COMPAQ IBM, DELL, HP/COMPAQ IBM, DELL, HP/COMPAQ Manila Beijing Penang

Summary: How TFS Wins Customers Summary: How TFS Wins Customers Summary: How TFS Wins Customers One-stop shopping Design centers situated to support customer locations Multiple display technologies offered: standard & custom formats Prototype, NPI, PCBA, box build, fulfillment, service Cost-effective global manufacturing locations HYPERCOM

TFS Financials Financially Strong

Yearly Revenue History Sales increased 84% in 2003 despite Motorola sales declining from $68 million in 2002 to $14 million in 2003 Sales increase (including replacement of lost Motorola business) came from: + $66M PCBA and box build + $10M RF modules + $16M Standard displays + $24M Color display modules

P&L Highlights ($ million, except per share data) Over $1.8 of one- time expenses in gross margin line EPS would have been ($0.23) without one-time items

Balance Sheet Highlights ($ millions)

Cash Conversion Days Target

Cash Flow Forecast to be positive by Q3 Less than $3.0 for remainder of year ($ millions)

TFS Operating Model Note that model for 2004 is the average for the whole year Sales driver: Off-shore business at medium to high volumes Margin drivers: Improved factory utilization; consolidation of display mnfg. in Beijing FPD penetration in gaming and industrial Class 3 medical manufacturing

TFS Unique Value Proposition to Shareholders New category of electronics business: EMS+Displays Unique display capabilities - difficult to replicate Higher growth opportunities than display companies because of EMS Capabilities Higher margins than EMS companies due to display expertise Global footprint and strong balance sheet

NYSE:TFS 22 million shares outstanding Two month Low: $4.90 Two month High : $7.78 Book Value: $5.00 Tangible BV: $3.10 Thank You